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                                                                  Exhibit 10



                        INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Post Effective Amendment No. 6 to the Registration Statement on Form N-4 (Reg. No. 33-41629) of Sun Life (N.Y.) Variable Account C of our report dated February 4, 1999 accompanying the financial statements of Sun Life (N.Y.) Variable Account C appearing in the Statement of Additional Information, which is part of such Registration Statement, to the use of our report dated February 4, 1999 (except for Note 18 for which the date is March 25, 1999) accompanying the statutory financial statements of Sun Life Insurance and Annuity Company of New York appearing in the Prospectus, which is a part of such Registration Statement, and to the incorporation by reference of our report dated February 4, 1999 appearing in the Annual Report on Form 10-K of Sun Life Insurance and Annuity Company of New York for the year ended December 31, 1998.

     We also consent to the reference to us under the headings "Condensed Financial Information - Accumulation Unit Values" and "Accountants" in such Prospectus and under the heading "Financial Statements" in such Statement of Additional Information.

DELOITTE & TOUCHE LLP
Boston, Massachusetts

April 30, 1999